CONTRACTS IN PROGRESS	12 Months Ended
Dec. 31, 2025
Construction Contracts [Abstract]
CONTRACTS IN PROGRESS	CONTRACTS IN PROGRESS

(US$ MILLIONS)	2025	2024	2023
Contract costs incurred to date	$12,019	$11,015	$13,272
Profit recognized to date	437	155	117
	12,456	11,170	13,389
Less: progress billings	(12,782)	(11,450)	(13,723)
Contract work in progress (liability)	$(326)	$(280)	$(334)
Comprising:
Amounts due from customers — work in progress (1)	$54	$138	$167
Amounts due to customers — creditors (2)	(380)	(418)	(501)
Net work in progress	$(326)	$(280)	$(334)
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(1)The change in the balance from December 31, 2024 was due to billed amounts of $730 million, additions to work in progress of $753 million, dispositions of $115 million and an increase of $8 million from other changes.
(2)The change in the balance from December 31, 2024 was due to recognized revenue of $343 million, additions to work in progress of $276 million and an increase of $29 million from other changes.